Exhibit 99.2

IN THE UNITED STATES DISTRICT COURT

FOR THE DISTRICT OF COLUMBIA

TASEKO MINES LIMITED
1040 West Georgia Street, Suite 1500
Vancouver, BC, Canada	Civil Action No.
V6E 4H1,

Plaintiff,
v.

RAGING RIVER CAPITAL LP
222 West Adams, Suite 1980
Chicago, IL 60606,

RAGING RIVER CAPITAL GP LLC
222 West Adams, Suite 1980
Chicago, IL 60606,

GRANITE CREEK PARTNERS, LLC
222 West Adams, Suite 1980
Chicago, IL 60606,

WESTWOOD CAPITAL LLC
222 West Adams, Suite 1980
Chicago, IL 60606,

PAUL M. BLYTHE MINING ASSOCIATES INC.
4-115 First Street, Suite 201
Collingwood, ON, Canada
L9Y 4W3,

PAUL BLYTHE
322 Sunset Boulevard
Thornbury, ON, Canada
N0H 2P0,

NATHAN MILIKOWSKY
117 Lyman Road
Chestnut Hill, MA 02467,

MARK RADZIK
1064 Laurel Creek Drive
Chesterton, IN 46304,

HENRY PARK
51 Westwood Road
Stamford, CT 06902,

and

RANDY DAVENPORT
2305 Clarington Avenue
North Las Vegas, NV 89081,

Defendants.

COMPLAINT

Plaintiff Taseko Mines Limited (“Taseko” or the “Company”), by its undersigned counsel, upon personal knowledge with respect to itself and its actions and otherwise on information and belief, alleges as follows:

I.                                        Nature of the Action

1.                                      This action seeks to remedy a false and misleading SEC filing submitted by hedge fund and other investors who have formed a group to mount a proxy contest against and gain control of Taseko’s current Board of Directors (“Board”).

2.                                      Taseko is a Canadian-based mining company whose shares are traded on both the NYSE MKT and the Toronto Stock Exchange.

3.                                      Defendants Raging River Capital LP, Raging River Capital GP LLC, Granite Creek Partners, LLC, Westwood Capital LLC, Paul M. Blythe Mining Associates Inc., Paul Blythe (“Blythe”), Nathan Milikowsky (“Milikowsky”), Mark Radzik (“Radzik”), Henry Park (“Park”) and Randy Davenport (“Davenport”) are collectively referred to herein as the “Raging River Defendants.” Together, the Raging River Defendants beneficially own approximately 5.14% of the Company’s common shares and certain of the Company’s 7.75% senior notes due 2019 (the “Notes”).

4.                                      Because Taseko’s common shares are traded on the NYSE MKT, Taseko and its shareholders are subject to disclosure requirements under U.S. securities laws, including

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requirements to file disclosure reports with the U.S. Securities and Exchange Commission (“SEC”).

5.                                      In January 2016, the Raging River Defendants acquired more than 5% of Taseko’s common shares. Shortly after acquiring their shares, the Raging River Defendants exercised their rights under the Business Corporations Act (British Columbia) (the “BCBCA”) to demand that Taseko convene a shareholder meeting to consider removing three current Taseko directors and adding four new directors nominated by the Raging River Defendants.

6.                                      The disclosures that the Raging River Defendants have filed with the SEC as part of their activist campaign contained false and misleading statements, in violation of U.S. securities laws.

7.                                      For example, the Raging River Defendants falsely represented in their January 13, 2016 Schedule 13D1 that there were no contracts, arrangements, understandings or relationships with any person with respect to the Company’s securities. However, the fact that Raging River Capital LP was formed as a special purpose vehicle in December 2015 to acquire Taseko common shares and commence an activist campaign against Taseko’s Board suggests otherwise. The various Raging River Defendants clearly have undisclosed contracts, arrangements, understandings and/or relationships concerning their campaign against Taseko’s Board, including, but not limited to, (i) Raging River Capital LP’s partnership agreements, (ii) agreements related to their acquisitions of Taseko common shares and (iii) arrangements with their nominees to Taseko’s Board.

8.                                      The Raging River Defendants also failed to disclose that they beneficially own approximately $16 million aggregate principal amount of Taseko’s Notes, which were

1                   A true and correct copy of the Raging River Defendants’ January 13, 2016 Schedule 13D is attached hereto as Exhibit A.

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acquired at a significant discount to their face value. As a beneficial owner of Taseko’s Notes, the interests of the Raging River Defendants are very different from those of Taseko’s shareholders.

9.                                      Furthermore, the Raging River Defendants falsely reported that their acquisitions of more than 11.4 million Taseko common shares on January 5, 2016 were open market transactions, whereas they were privately-negotiated transactions at an off-market price, representing almost 30 times the average daily trading volume of Taseko shares on the NYSE MKT.

10.                               The securities laws are designed to ensure shareholders and the investing public have accurate information when they invest and when they vote their shares. The Raging River Defendants’ false and misleading disclosures are contrary to this public policy. Instead, they provide false and misleading information to Taseko’s shareholders in an unfair attempt to influence the upcoming shareholder vote on May 10, 2016.

11.                               Taseko, its shareholders and investors are entitled under the SEC’s rules to know (i) what contracts, arrangements, understandings and/or relationships exist with respect to Taseko’s common shares, (ii) that the Raging River Defendants beneficially own Taseko’s Notes, (iii) the Raging River Defendants’ intentions with respect to such Notes and (iv) the terms of the Raging River Defendants’ transactions involving Taseko’s common shares so that they may make informed investment and voting decisions.

12.                               Taseko brings this action for declaratory and injunctive relief requiring the Raging River Defendants to remedy their securities law violations and to correct their SEC filing so that other Taseko shareholders and the market generally will have accurate information in advance of the upcoming shareholder vote on May 10, 2016.

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II.                                   Jurisdiction and Venue

13.                               This action arises under § 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”), 15 U.S.C. § 78m(d), and the rules and regulations promulgated thereunder by the SEC.

14.                               This Court has subject matter jurisdiction pursuant to 28 U.S.C. § 1331 and § 27 of the Exchange Act, 15 U.S.C. § 78aa, as this action involves a federal question.

15.                               The Court has personal jurisdiction over the Raging River Defendants under the District of Columbia Long-Arm Statute, D.C. Code § 13-423(a)(1), because they transacted business in the District of Columbia by filing disclosures with the SEC and Taseko’s claims for relief arise from the Raging River Defendants’ filing.

16.                               Venue properly lies in this Court pursuant to § 27 of the Exchange Act, 15 U.S.C. § 78aa, and 28 U.S.C. § 1391(b), because the actions giving rise to this action—the Raging River Defendants’ false and misleading SEC filing—took place in this District.

III.                              The Parties

17.                               Taseko, which is a publicly traded Canadian corporation headquartered in Vancouver, British Columbia, is a mining company focused on acquiring, developing and operating large tonnage mineral deposits in North America. Taseko’s principal business activity is operating the Gibraltar copper and molybdenum mine in Canada. The Company’s common shares are listed on the NYSE MKT and the Toronto Stock Exchange, and the Company and its major shareholders are subject to SEC reporting requirements.

18.                               Defendant Raging River Capital LP, a Delaware limited partnership, was formed in December 2015 to acquire Taseko common shares and commence an activist campaign against Taseko’s Board.

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19.                               Defendant Raging River Capital GP LLC, a Delaware limited liability corporation, is the General Partner for Raging River Capital LP.

20.                               Defendant Granite Creek Partners, LLC, a Delaware limited liability corporation, is a Managing Member of Raging River Capital GP LLC.

21.                               Defendant Westwood Capital LLC, a Connecticut limited liability corporation, is a Managing Member of Raging River Capital GP LLC.

22.                               Defendant Paul M. Blythe Mining Associates Inc., an Ontario corporation, is a Managing Member of Raging River Capital GP LLC.

23.                               Defendant Paul Blythe, a resident of Ontario, Canada, is the President of Paul M. Blythe Mining Associates Inc. and has been nominated by the other Raging River Defendants for a seat on Taseko’s Board.

24.                               Defendant Nathan Milikowsky, a resident of the state of Massachusetts, is a Managing Member of Raging River Capital GP LLC.

25.                               Defendant Mark Radzik, a resident of the state of Indiana, is the Managing Partner of Granite Creek Partners, LLC, Secretary of Raging River Capital LP and has been nominated by the other Raging River Defendants for a seat on Taseko’s Board.

26.                               Defendant Henry Park, a resident of the state of Connecticut, is the Chief Investment Officer and Principal of Westwood Capital LLC, and has been nominated by the other Raging River Defendants for a seat on Taseko’s Board.

27.                               Defendant Randy Davenport, a resident of the state of Arizona, has been nominated by the other Raging River Defendants for a seat on Taseko’s Board.

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IV.                               Background

A.                                    The Regulatory Scheme

28.                               Section 13(d) of the Exchange Act mandates that “any person” who becomes “directly or indirectly the beneficial owner of more than 5 per centum” of a class of securities of an issuing corporation must file a statement setting forth certain information with the SEC and send the statement to the issuer within 10 days after such acquisition. Among the information that must be provided is:

(E) information as to any contracts, arrangements, or understandings with any person with respect to any securities of the issuer, including but not limited to transfer of any of the securities, joint ventures, loan or option arrangements, puts or calls, guaranties of loans, guaranties against loss or guaranties of profits, division of losses or profits, or the giving or withholding of proxies, naming the persons with whom such contracts, arrangements, or understandings have been entered into, and giving the details thereof.

15 U.S.C. § 78m(d).

29.                               In addition, § 13(d)(2) of the Exchange Act states that “[i]f any material change occurs in the facts set forth in the statement filed with the Commission, an amendment shall be filed with the Commission, in accordance with such rules and regulations as the Commission may prescribe as necessary or appropriate in the public interest or for the protection of investors.” 15 U.S.C. § 78m(d)(2). 17 C.F.R. § 240.13d-2 requires an amendment to be filed promptly with the SEC disclosing any material change in a filed Schedule 13D.

30.                               Moreover, § 13(d)(3) of the Exchange Act states that “when two or more persons act as a . . . group for the purpose of acquiring, holding, or disposing of securities of an issuer, such syndicate or group shall be deemed a ‘person’ for the purposes of this subsection.” 15 U.S.C. § 78m(d)(3). 17 C.F.R. § 240.13d-5(b)(1) further provides:

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When two or more persons agree to act together for the purpose of acquiring, holding, voting or disposing of equity securities of an issuer, the group formed thereby shall be deemed to have acquired beneficial ownership, for the purposes of sections 13(d) and (g) of the [Exchange] Act, as of the date of such agreement, of all equity securities of that issuer beneficially owned by any such persons.

31.                               The SEC has prescribed Schedule 13D as the official form for compliance with § 13(d) of the Exchange Act, which specifically requires, among other things, that the filer “[d]escribe any transactions in the class of securities reported on that were effected during the past sixty days or since the most recent filing of Schedule 13D (§ 240.13d-101), whichever is less.” 17 C.F.R. § 240.13d-101. “The description of a transaction . . . shall include, but not necessarily be limited . . . to where and how the transaction was effected.” Id.

32.                               Schedule 13D also requires that the filer “[d]escribe any contracts, arrangements, understandings or relationships (legal or otherwise) among the [reporting persons] and between such persons and any person with respect to any securities of the issuer, including but not limited to transfer or voting of any of the securities, finder’s fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies.” 17 C.F.R. § 240.13d-101. Reporting person, as that term is used in Schedule 13D, refers to the person for whom the Schedule 13D is filed, i.e., “each person required to sign the schedule itself.” Id.

B.                                    The Raging River Defendants’ False and Misleading Statements

33.                               By filing a Schedule 13D on January 13, 2016, the Raging River Defendants became reporting persons as that term is used in Schedule 13D.

34.                               The Raging River Defendants failed to disclose the contracts, arrangements, understandings and/or relationships among them as it relates to Taseko’s securities, including its common shares, falsely disclosed that their purchases of Taseko common

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shares were effected in the open market, failed to disclose that they have formed a group with at least one other Taseko shareholder and failed to disclose the contracts, arrangements, understandings and/or relationships with Davenport as a reporting person.

35.                               The Raging River Defendants also failed to disclose that they beneficially own approximately $16 million aggregate principal amount of Taseko’s Notes, which were acquired at a significant discount to their face value. As a beneficial owner of Taseko’s Notes, the interests of the Raging River Defendants are very different from those of Taseko’s shareholders. Under SEC rules, Taseko, its shareholders and investors are entitled to know that the Raging River Defendants beneficially own such securities and to know the Raging River Defendants’ intentions with respect to such securities so that they may make informed investment and voting decisions.

Misleading Disclosure Regarding Contracts, Arrangements, Understandings and/or Relationships among the Raging River Defendants

36.                               In their January 13, 2016 Schedule 13D, the Raging River Defendants state: “The Reporting Persons do not have any contract, arrangement, understanding or relationship with any person with respect to the securities of the Issuer.” This statement is false and misleading.

37.                               Schedule 13D imposes a dual-disclosure requirement. Not only must the reporting persons disclose whether there are contracts, arrangements, understandings and/or relationships between the reporting persons and any other person, they must disclose any contracts, arrangements, understandings and/or relationships among them with respect to the securities of the issuer. 17 C.F.R. § 240.13d-101.

38.                               The Raging River Defendants failed to disclose any contracts, arrangements, understandings and/or relationships among themselves, which undoubtedly exist

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in light of (1) the fact that Raging River Capital LP was specifically formed by the other Raging River Defendants as a vehicle to acquire Taseko shares, and (2) their joint efforts to replace Taseko’s directors with their own nominees.

False Disclosure Regarding Purchase of Taseko Common Shares

39.                               In their January 13, 2016 Schedule 13D, the Raging River Defendants reported that their purchase of Taseko common shares on January 5, 2016 was “effected in the open market.” This statement is false and misleading.

40.                               Schedule 13D requires the filer to “[d]escribe any transactions in the class of securities reported on that were effected during the past sixty days or since the most recent filing of Schedule 13D . . . and how the transaction was effected.” 17 C.F.R. § 240.13d-101 (emphasis added).

41.                               In or about November 2015, Radzik and Park, who were acting on behalf of the Raging River Defendants, began negotiations with certain Taseko shareholders about purchasing all or part of said shareholders’ Taseko common shares. By December 2015, Radzik, Park and Davenport had agreements with certain Taseko shareholders to purchase large blocks of the Company’s common shares and engaged Cowen & Company to execute the transactions. These privately-negotiated transactions were completed on January 5, 2016 at an off-market price.

42.                               Contrary to what the Raging River Defendants stated in their January 13, 2016 Schedule 13D, their acquisitions of Taseko common shares were not effected in open market transactions.

Undisclosed Group with Other Taseko Shareholders

43.                               Subsequent to the filing of their January 13, 2016 Schedule 13D, the Raging River Defendants advised research analysts that they have the support of shareholders

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holding 25% of Taseko common shares to oust three incumbent Taseko directors and to elect Blythe, Davenport, Park and Radzik to Taseko’s Board.

44.                               Under 17 C.F.R. 240.13d-5(b)(1), when two or more persons agree to act as a group for the purpose of voting the securities of an issuer, such group is deemed a person under § 13(d) and subject to the disclosure requirements set forth in § 13(d)(1), including the requirement to disclose any contracts, arrangements or understandings.

45.                               The Raging River Defendants failed to disclose that they have formed a group with certain other Taseko shareholders, as required by §§ 13(d)(1)(E) and 13(d)(3) of the Exchange Act. They failed to disclose the group in order to circumvent the Securities Act (British Columbia), other Canadian provincial securities acts and the rules promulgated thereunder, which establish an early warning system to provide the market with immediate notice when a person or company acquires ownership of 10% or more of the voting securities of an issuer.

46.                               The Company, Taseko shareholders and the market are entitled to know that the Raging River Defendants have formed a group with other Taseko shareholders. Their failure to disclose this information shows that either their January 13, 2016 Schedule 13D was false or misleading when filed or they have improperly failed to update that Schedule 13D to disclose the formation of this group. 15 U.S.C. § 78m(d)(2); 17 C.F.R. § 240.13d-2.

Misleading Disclosure Regarding Contracts, Arrangements, Understandings and/or Relationships between the Raging River Defendants and Randy Davenport

47.                               The Raging River Defendants’ Schedule 13D is also false and misleading because they failed to describe their arrangements with Davenport, which relate to Davenport’s role in acquiring Taseko common shares and Davenport serving as one of the Raging River Defendants’ nominees to Taseko’s Board.

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48.                               As discussed above, in their January 13, 2016 Schedule 13D, the Raging River Defendants state: “The Reporting Persons do not have any contract, arrangement, understanding or relationship with any person with respect to the securities of the Issuer.” This statement is false and misleading as it fails to disclose the arrangement between Davenport and the other Raging River Defendants.

49.                               Davenport’s agreement to serve as one of the Raging River Defendants’ nominees to Taseko’s Board and his role in acquiring Taseko common shares are evidence of arrangements between Davenport and the other Raging River Defendants.

50.                               In violation of § 13(d)(1)(E) of the Exchange Act, the Raging River Defendants failed to disclose their arrangements with Davenport. As a result, their January 13, 2016 Schedule 13D is false and misleading.

C.                                    Failure of Davenport to File a Schedule 13D or Join the Raging River Defendants’ Schedule 13D as a Reporting Person

51.                               Section 13(d)(1) of the Exchange Act requires any person acquiring beneficial ownership of more than 5% of an equity security registered pursuant to Section 12 of the Exchange Act to file a Schedule 13D as a reporting person. 17 C.F.R. § 240.13d-5(b)(1) further states that when two or more persons agree to act together for the purpose of acquiring, holding, voting or disposing of such a security, the group formed thereby shall be deemed to have acquired beneficial ownership of all such securities beneficially owned by such persons.

52.                               In December 2015, Davenport acted with Park and Radzik (who, together with Blythe, have all been nominated by the Raging River Defendants for seats on Taseko’s Board) to acquire Taseko common shares from certain other shareholders. Specifically, Davenport was involved in negotiating the key terms of the transactions with said other

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shareholders, including, but not limited to, the price per share and the number of shares to be acquired.

53.                               Given Davenport’s role in acquiring Taseko common shares, under § 13(d) of the Exchange Act and the rules promulgated thereunder, Davenport is a beneficial owner of the 11.4 million Taseko common shares held by the Raging River Defendants. As such, he was required to file a Schedule 13D or join the Raging River Defendants’ January 13, 2016 Schedule 13D as a reporting person.

54.                               Davenport failed to file a Schedule 13D or join the Raging River Defendants’ January 13, 2016 Schedule 13D as a reporting person, and his failure to do so violates §13(d) of the Exchange Act. Davenport should be required to join the Raging River Defendants’ Schedule 13D so that Taseko, its shareholders and the market are provided with accurate and complete information in advance of the May 10, 2016 shareholder meeting.

COUNT I

(Violation of § 13(d) of the Exchange Act and SEC Rules promulgated thereunder based on Schedule 13D against the Raging River Defendants)

55.                               Taseko repeats and realleges, as if fully set forth herein, the allegations of Paragraphs 1 through 54 above.

56.                               The Raging River Defendants’ January 13, 2016 Schedule 13D is materially false and misleading in that they misstate and/or omit material information that must be disclosed.

57.                               By reason of the foregoing, the Raging River Defendants violated § 13(d) of the Exchange Act, 15 U.S.C. § 78m(d), and the rules promulgated thereunder.

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58.                               The Raging River Defendants are obligated to correct the foregoing material misstatements and omissions of material facts so that Taseko shareholders have the complete and accurate information to which they are entitled under § 13(d) of the Exchange Act.

59.                               Taseko and its shareholders will be irreparably harmed absent such a correction and appropriate equitable relief: (a) requiring the Raging River Defendants to file an amended Schedule 13D correcting the misstatements and omissions in their January 13, 2016 Schedule 13D; and (b) barring the Raging River Defendants from voting or directing the vote of Taseko common shares or acquiring additional beneficial ownership of Taseko common shares until 10 days after they have filed an amended Schedule 13D correcting the misstatements and omissions in their January 13, 2016 Schedule 13D.

60.                               Taseko has no adequate remedy at law.

61.                               This claim is brought within the applicable statute of limitations.

COUNT II

(Violation of § 13(d) of the Exchange Act and SEC Rules promulgated thereunder based on Schedule 13D against Davenport)

62.                               Taseko repeats and realleges, as if fully set forth herein, the allegations of Paragraphs 1 through 54 above.

63.                               Davenport is a beneficial owner of the Taseko common shares held by the Raging River Defendants and as such, is required to file a Schedule 13D or join the Raging River Defendants’ January 13, 2016 Schedule 13D as a reporting person. Davenport has failed to do either.

64.                               By reason of the foregoing, Davenport violated § 13(d) of the Exchange Act, 15 U.S.C. § 78m(d), and the rules promulgated thereunder.

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65.                               Davenport is obligated to file a Schedule 13D or join the Raging River Defendants’ amended Schedule 13D as a reporting person so that Taseko shareholders have the complete and accurate information to which they are entitled under § 13(d) of the Exchange Act.

66.                               Taseko and its shareholders will be irreparably harmed absent such appropriate equitable relief requiring Davenport to file a Schedule 13D or join the Raging River Defendants’ amended Schedule 13D as a reporting person.

67.                               Taseko has no adequate remedy at law.

68.                               This claim is brought within the applicable statute of limitations.

PRAYER FOR RELIEF

WHEREFORE, Taseko demands judgment against the Raging River Defendants, including declaratory and injunctive relief, as follows:

1.                                      Declaring that the Raging River Defendants’ January 13, 2016 Schedule 13D violates § 13(d) of the Exchange Act;

2.                                      Requiring the Raging River Defendants to file an amended Schedule 13D correcting the misstatements and omissions in their January 13, 2016 Schedule 13D;

3.                                      Barring the Raging River Defendants from voting or directing the vote of Taseko common shares or acquiring additional beneficial ownership of Taseko common shares until 10 days after they have filed an amended Schedule 13D correcting the misstatements and omissions in their January 13, 2016 Schedule 13D;

4.                                      Declaring that Davenport’s failure to file a Schedule 13D or to join as a reporting person in the Raging River Defendants’ January 13, 2016 Schedule 13D violates § 13(d) of the Exchange Act;

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5.                                      Requiring Davenport to file a Schedule 13D or join the Raging River Defendants’ amended Schedule 13D as a reporting person; and

6.                                      Granting Taseko such further relief as the Court deems just and proper.

Dated:                    Washington, D.C.

February 26, 2016

PAUL, WEISS, RIFKIND,
WHARTON & GARRISON LLP

By:	/s/ Charles E. Davidow
Charles E. Davidow
(D.C. Bar No. 331702)
2001 K Street, NW
Washington, DC 20006-1047
Telephone: (202) 223-7380
Fax: (202) 204-7380
cdavidow@paulweiss.com

PAUL, WEISS, RIFKIND,
WHARTON & GARRISON LLP
Robert N. Kravitz (pro hac vice motion forthcoming)
1285 Avenue of the Americas
New York, New York 10019-6064
Telephone: (212) 373-3392
Fax: (212) 492-0392
rkravitz@paulweiss.com

Attorneys for Plaintiff Taseko Mines Limited

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EXHIBIT A

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934*

Taseko Mines Limited

(Name of Issuer)

Common Shares, no par value

(Title of Class of Securities)

87651106

(CUSIP Number)

Walied Soliman

Norton Rose Fulbright Canada LLP

Suite 3800, Royal Bank Plaza, South Tower, 200 Bay Street, P.O. Box 84, Toronto, Ontario, M5J 2Z4

Phone no. (416) 216-4820

(Name, Address and Telephone Number of Person
Authorized to Receive Notices and Communications)

January 5, 2016

(Date of Event Which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of §§ 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box. ☐

Note: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See §240.13d-7 for other parties to whom copies are to be sent.

* The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

(Continued on Following Pages)

TABLE OF CONTENTS

Item 1.	Security and Issuer
Item 2.	Identity and Background
Item 3.	Source and Amount of Funds or Other Consideration
Item 4.	Purpose of Transaction
Item 5.	Interest in Securities of the Issuer
Item 6.	Contracts, Arrangements, Understandings or Relationships With Respect to Securities of the Issuer
Item 7.	Items to Be Filed As Exhibits
Signature

CUSIP No. 87651106		SCHEDULE 13D

1	Name of Reporting Persons. Raging River Capital LP

2	Check the Appropriate Box if a Member of a Group (See Instructions)
	(a)	☒
	(b)	☐

3	SEC Use Only

4	Source of Funds (See Instructions) WC

5	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐

6	Citizenship or Place of Organization Delaware

Number of Shares Beneficially Owned by Each Reporting Person With:	7	Sole Voting Power 0

	8	Shared Voting Power 11,400,100

	9	Sole Dispositive Power 0

	10	Shared Dispositive Power 11,400,100

11	Aggregate Amount Beneficially Owned by Each Reporting Person 11,400,100

12	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐

13	Percent of Class Represented by Amount in Row (11) 5.14% based on 221,808,638 shares outstanding as of November 10, 2015

14	Type of Reporting Person (See Instructions) PN

CUSIP No. 87651106		SCHEDULE 13D

1	Name of Reporting Persons. Raging River Capital GP LLC

2	Check the Appropriate Box if a Member of a Group (See Instructions)
	(a)	☒
	(b)	☐

3	SEC Use Only

4	Source of Funds (See Instructions) AF

5	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐

6	Citizenship or Place of Organization Delaware

Number of Shares Beneficially Owned by Each Reporting Person With:	7	Sole Voting Power 0

	8	Shared Voting Power 11,400,100

	9	Sole Dispositive Power 0

	10	Shared Dispositive Power 11,400,100

11	Aggregate Amount Beneficially Owned by Each Reporting Person 11,400,100

12	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐

13	Percent of Class Represented by Amount in Row (11) 5.14% based on 221,808,638 shares outstanding as of November 10, 2015

14	Type of Reporting Person (See Instructions) OO

CUSIP No. 87651106		SCHEDULE 13D

1	Name of Reporting Persons. Granite Creek Partners, LLC

2	Check the Appropriate Box if a Member of a Group (See Instructions)
	(a)	☒
	(b)	☐

3	SEC Use Only

4	Source of Funds (See Instructions) AF

5	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐

6	Citizenship or Place of Organization Delaware

Number of Shares Beneficially Owned by Each Reporting Person With:	7	Sole Voting Power 0

	8	Shared Voting Power 11,400,100

	9	Sole Dispositive Power 0

	10	Shared Dispositive Power 11,400,100

11	Aggregate Amount Beneficially Owned by Each Reporting Person 11,400,100

12	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐

13	Percent of Class Represented by Amount in Row (11) 5.14% based on 221,808,638 shares outstanding as of November 10, 2015

14	Type of Reporting Person (See Instructions) OO

CUSIP No. 87651106		SCHEDULE 13D

1	Name of Reporting Persons. Mark Radzik

2	Check the Appropriate Box if a Member of a Group (See Instructions)
	(a)	☒
	(b)	☐

3	SEC Use Only

4	Source of Funds (See Instructions) AF

5	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐

6	Citizenship or Place of Organization United States of America

Number of Shares Beneficially Owned by Each Reporting Person With:	7	Sole Voting Power 0

	8	Shared Voting Power 11,400,100

	9	Sole Dispositive Power 0

	10	Shared Dispositive Power 11,400,100

11	Aggregate Amount Beneficially Owned by Each Reporting Person 11,400,100

12	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐

13	Percent of Class Represented by Amount in Row (11) 5.14% based on 221,808,638 shares outstanding as of November 10, 2015

14	Type of Reporting Person (See Instructions) IN

CUSIP No. 87651106		SCHEDULE 13D

1	Name of Reporting Persons. Westwood Capital LLC

2	Check the Appropriate Box if a Member of a Group (See Instructions)
	(a)	☒
	(b)	☐

3	SEC Use Only

4	Source of Funds (See Instructions) AF

5	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐

6	Citizenship or Place of Organization Delaware

Number of Shares Beneficially Owned by Each Reporting Person With:	7	Sole Voting Power 0

	8	Shared Voting Power 11,400,100

	9	Sole Dispositive Power 0

	10	Shared Dispositive Power 11,400,100

11	Aggregate Amount Beneficially Owned by Each Reporting Person 11,400,100

12	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐

13	Percent of Class Represented by Amount in Row (11) 5.14% based on 221,808,638 shares outstanding as of November 10, 2015

14	Type of Reporting Person (See Instructions) OO

CUSIP No. 87651106		SCHEDULE 13D

1	Name of Reporting Persons. Henry Park

2	Check the Appropriate Box if a Member of a Group (See Instructions)
	(a)	☒
	(b)	☐

3	SEC Use Only

4	Source of Funds (See Instructions) AF

5	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐

6	Citizenship or Place of Organization United States of America

Number of Shares Beneficially Owned by Each Reporting Person With:	7	Sole Voting Power 0

	8	Shared Voting Power 11,400,100

	9	Sole Dispositive Power 0

	10	Shared Dispositive Power 11,400,100

11	Aggregate Amount Beneficially Owned by Each Reporting Person 11,400,100

12	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐

13	Percent of Class Represented by Amount in Row (11) 5.14% based on 221,808,638 shares outstanding as of November 10, 2015

14	Type of Reporting Person (See Instructions) IN

CUSIP No. 87651106		SCHEDULE 13D

1	Name of Reporting Persons. Paul M. Blythe Mining Associates Inc.

2	Check the Appropriate Box if a Member of a Group (See Instructions)
	(a)	☒
	(b)	☐

3	SEC Use Only

4	Source of Funds (See Instructions) AF

5	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐

6	Citizenship or Place of Organization Ontario

Number of Shares Beneficially Owned by Each Reporting Person With:	7	Sole Voting Power 0

	8	Shared Voting Power 11,400,100

	9	Sole Dispositive Power 0

	10	Shared Dispositive Power 11,400,100

11	Aggregate Amount Beneficially Owned by Each Reporting Person 11,400,100

12	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐

13	Percent of Class Represented by Amount in Row (11) 5.14% based on 221,808,638 shares outstanding as of November 10, 2015

14	Type of Reporting Person (See Instructions) OO

CUSIP No. 87651106		SCHEDULE 13D

1	Name of Reporting Persons. Paul Blythe

2	Check the Appropriate Box if a Member of a Group (See Instructions)
	(a)	☒
	(b)	☐

3	SEC Use Only

4	Source of Funds (See Instructions) AF

5	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐

6	Citizenship or Place of Organization Canada

Number of Shares Beneficially Owned by Each Reporting Person With:	7	Sole Voting Power 0

	8	Shared Voting Power 11,400,100

	9	Sole Dispositive Power 0

	10	Shared Dispositive Power 11,400,100

11	Aggregate Amount Beneficially Owned by Each Reporting Person 11,400,100

12	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐

13	Percent of Class Represented by Amount in Row (11) 5.14% based on 221,808,638 shares outstanding as of November 10, 2015

14	Type of Reporting Person (See Instructions) IN

CUSIP No. 87651106		SCHEDULE 13D

1	Name of Reporting Persons. Nathan Milikowsky

2	Check the Appropriate Box if a Member of a Group (See Instructions)
	(a)	☒
	(b)	☐

3	SEC Use Only

4	Source of Funds (See Instructions) AF

5	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐

6	Citizenship or Place of Organization United States of America

Number of Shares Beneficially Owned by Each Reporting Person With:	7	Sole Voting Power 0

	8	Shared Voting Power 11,400,100

	9	Sole Dispositive Power 0

	10	Shared Dispositive Power 11,400,100

11	Aggregate Amount Beneficially Owned by Each Reporting Person 11,400,100

12	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐

13	Percent of Class Represented by Amount in Row (11) 5.14% based on 221,808,638 shares outstanding as of November 10, 2015

14	Type of Reporting Person (See Instructions) IN

Item 1.                   Security and Issuer.

The class of securities to which this Schedule 13D relates is the common shares, no par value (“Common Shares”), of Taseko Mines Ltd. (the “Issuer”). The principal executive offices of the Issuer are at 1040 West Georgia Street, Vancouver, British Columbia, Canada, V6E 4H1.

Item 2.                   Identity and Background.

This Schedule 13D is being filed by: (i) Raging River Capital LP (“Raging River”); (ii) Raging River Capital GP LLC (“RC LLC”); (iii) Granite Creek Partners, LLC (“Granite”); (iv) Mark Radzik (“Radzik”); (v) Westwood Capital LLC (“Westwood”); (vi) Henry Park (“Park”); (vii) Paul M. Blythe Mining Associates Inc. (“Blythe Mining”); (viii) Paul Blythe (“Blythe”); and (x) Nathan Milikowsky.

The principal business addresses of each of: (i) Raging River, RC LLC, Granite, Radzik, Westwood and Park is 222 West Adams, Suite 1980, Chicago, Illinois 60606; (ii) Blythe Mining and Blythe is 4-115 First St., Suite 201, Collingwood, Ontario L9Y 4W3; and (iii) Nathan Milikowsky is Jordanmill Ventures LLC, 822 Boylston Street, Chestnut Hill, MA 02467.

Raging River, a Delaware limited partnership, is primarily engaged in the business of investing in securities. RC LLC, a Delaware limited liability corporation, is primarily engaged in the business of serving as the general partner of Raging River. Granite, a Delaware limited liability corporation, is primarily engaged in the business investing in securities and is a managing member of RC LLC. Radzik’s present principal occupation or employment is serving as a Principal of Granite. Westwood, a Connecticut limited liability corporation, is primarily engaged in the business of investing in securities and is a managing member of RC LLC. Park’s present principal occupation or employment is serving as Chief Investment Officer and Principal of Westwood. Blythe Mining, a corporation incorporated in Ontario, is primarily engaged in the mining services industry and is a managing member of RC LLC. Blythe, whose present principal occupation or employment is serving as President of Blythe Mining. Nathan Milikowsky’s present principal occupation or employment is as an investor engaged in the business of investing in securities. Mr. Milikowsky, together with Blythe, Blythe Mining, Park, Westwood, Radzik, Granite, Raging River and RC LLC, the “Reporting Persons”) are in a position to determine the investment and voting decisions made by RC LLC and Raging River.

The name, citizenship, principal occupation and business address for each director, executive officer, general partner or controlling member of the Reporting Persons is set forth on Appendix A hereto.

During the last five years, none of the Reporting Persons, or any person named in Appendix I attached hereto, has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) nor have any of such persons been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction as a result of which such person was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

Item 3.                   Source and Amount of Funds or Other Consideration.

The 11,400,100 Common Shares reported herein by the Reporting Persons were acquired at an aggregate purchase price of approximately $3,455,645.00 (including brokerage commissions). The source of funding for the acquisition of Common Shares held by the Reporting Persons was the general working capital of Raging River.

Item 4.                   Purpose of Transaction.

The information set forth or incorporated in Items 3 and 6 hereof are incorporated herein by reference.

The Reporting Persons initially acquired beneficial ownership of the shares of Common Shares of the Issuer reported herein for investment purposes because it believed the Common Shares represented an attractive investment opportunity. On January 13, 2016, Raging River requisitioned a meeting of shareholders to: (i) remove, by special resolution, each of Ronald Thiessen, Russel Hallbauer and Robert Dickinson as directors of the Issuer (the “Director Removal Resolution”); (ii) if the Director Removal Resolution is passed, to set the number of directors at nine (9) and to elect Blythe, Randy Davenport, Park and Radzik as new directors (the “Concerned Shareholder Nominees”); and (iii) if the Director Removal Resolution is not passed, to set the number of directors at twelve (12) and elect the Concerned Shareholder Nominees.

If elected, the Concerned Shareholder Nominees will (i) align the board of directors of the Issuer’s (the “Board”) interest with those of the Issuers shareholders, including performing a strategic review, assessing management compensation and evaluating the relationship between Taseko and Hunter Dickinson going forward; (ii) increase shareholder value by working together with the Issuer’s stakeholders to evaluate opportunities to reduce liabilities, divest non-core assets and move projects forward; and (iii) focus on managing the Issuer’s balance sheet debt and position the Issuer to take advantage of the rebound in copper prices.

The Reporting Persons intend to discuss such matters identified above not only with Management and the Board, but also with other shareholders of the Issuer and third parties and may take other steps to bring about changes to increase shareholder value, including but not limited to changes involving Board composition, as well as pursue other plans or proposals that relate to or would result in any of the matters set forth in clauses (a) through (j) of Item 4 of Schedule 13D.

The Reporting Persons intend to review their investments in the Issuer on a continuing basis. Depending on various factors, including, without limitation, the Issuer’s financial position and strategic direction, actions taken by the Board, price levels of the Common Shares, other investment opportunities available to the Reporting Persons, concentration of positions in the portfolios managed by the Reporting Persons, market conditions and general economic and industry conditions, the Reporting Persons may take such actions with respect to their investments in the Issuer as they deem appropriate, including, without limitation, purchasing additional Common Shares or other financial instruments related to the Issuer or selling some or all of their beneficial or economic holdings, engaging in hedging or similar transactions with respect to the securities relating to the Issuer and/or otherwise changing their intention with respect to any and all matters referred to in Item 4 of Schedule 13D.

Item 5.                   Interest in Securities of the Issuer.

a)             The aggregate percentage of Common Shares reported to be beneficially owned by the Reporting Persons is based upon 221,808,638 Common Shares outstanding as of November 10, 2015, which is the total number of Common Shares outstanding as of November 10, 2015, as reported in the Issuer’s Management Discussion and Analysis on Form 6-K filed on November 12, 2015.

At the close of business on January 13, 2016, the Reporting Persons may be deemed to beneficially own 11,400,100 Common Shares, constituting approximately 5.14% of the Common Shares outstanding.

b)             RC LLC has shared voting power and shared dispositive power over the 11,400,100 Common Shares held by Raging River, by virtue of RC LLC’s role as the general partner of Raging River, and accordingly, RC LLC may be deemed to be a beneficial owner of such shares. Each of Granite, Westwood, Blythe Mining and Nathan Milikowsky have shared voting power and shared dispositive power over the 11,400,100 Common Shares held by Raging River, by virtue of their role as managing members of RC LLC, and accordingly, each of Granite, Westwood, Blythe Mining and Nathan Milikowsky may be deemed to be a beneficial owners of such shares. Each of Mark Radzik, Henry Park and Paul Blythe have shared voting power and shared dispositive power over the 11,400,100 Common Shares held by Raging River, by virtue of Mr. Radzik’s role as the Principal of Granite, Mr. Park’s role as the Principal of Westwood and Mr. Blythe’s role as President of Blythe Mining, and accordingly, Mr. Radzik, Mr.Park or Mr. Blythe may be deemed to be a beneficial owner of such shares.

c)              Appendix B hereto (which is incorporated by reference in this Item 5 as if restated in full herein) sets forth all transactions with respect to the Common Shares effected during the past 60 days by the Reporting Persons.

d)             No person (other than the Reporting Persons) is known to have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the Common Shares.

e)              Not applicable.

Item 6.                   Contracts, Arrangements, Understandings or Relationships with Respect to Securities of the Issuer.

The Reporting Persons do not have any contract, arrangement, understanding or relationship with any person with respect to the securities of the Issuer.

Item 7.                   Items to be Filed as Exhibits.

Exhibit 1                                     Joint Filing Agreement of the Reporting Issuers.

Signature

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Date: January 13, 2016
RAGING RIVER CAPITAL LP, by its General Partner, RAGING RIVER CAPITAL GP LLC

	By:	/s/ MARK RADZIK
	Name:	Mark Radzik
	Title:	Authorized Signatory

RAGING RIVER CAPITAL GP LLC

	By:	/s/ MARK RADZIK
	Name:	Mark Radzik
	Title:	Authorized Signatory

GRANITE CREEK PARTNERS, LLC

	By:	/s/ MARK RADZIK
	Name:	Mark Radzik
	Title:	Managing Partner

	By:	/s/ MARK RADZIK
Name: Mark Radzik

WESTWOOD CAPITAL LLC

	By:	/s/ HENRY PARK
	Name:	Henry Park
	Title:	Chief Investment Officer and Principal

	By:	/s/ HENRY PARK
Name: Henry Park

PAUL M. BLYTHE MINING ASSOCIATES INC.

	By:	/s/ PAUL BLYTHE
	Name:	Paul Blythe
	Title:	President

	By:	/s/ PAUL BLYTHE
Name: Paul Blythe

	By:	/s/ NATHAN MILIKOWSKY
Name: Nathan Milikowsky

The original statement shall be signed by each person on whose behalf the statement is filed or his authorized representative. If the statement is signed on behalf of a person by his authorized representative (other than an executive officer or general partner of this filing person), evidence of the representative’s authority to sign on behalf of such person shall be filed with the statement, provided, however, that a power of attorney for this purpose which is already on file with the Commission may be incorporated by reference. The name and any title of each person who signs the statement shall be typed or printed beneath his signature.

Attention: Intentional misstatements or omissions of fact constitute Federal criminal violations (See 18 U.S.C. 1001).

Appendix A

DIRECTORS AND OFFICERS OF CERTAIN REPORTING PERSONS

The following sets forth the name, citizenship, principal occupation and business address for each director, executive officer, general partner or controlling member of the Reporting Persons.

RAGING RIVER CAPITAL LP

Name	Jurisdiction/Citizenship	Position	Business Address
Raging River Capital LP	Delaware	General Partner	222 West Adams, Suite 1980, Chicago, Illinois 60606
Mark Radzik	United States	Secretary	222 West Adams, Suite 1980, Chicago, Illinois 60606

RAGING RIVER CAPITAL GP LLC

Name	Jurisdiction/Citizenship	Position	Business Address
Granite Creek Partners, LLC	Delaware	Managing Member	222 West Adams, Suite 1980, Chicago, Illinois 60606
Westwood Capital LLC	Connecticut	Managing Member	222 West Adams, Suite 1980, Chicago, Illinois 60606
Paul M. Blythe Mining Associates Inc.	Ontario	Managing Member	4-115 First St., Suite 201 Collingwood Ontario L9Y 4W3
Nathan Milikowsky	United States	Managing Member	Jordanmill Ventures LLC, 822 Boylston Street, Chestnut Hill, MA 02467

GRANITE CREEK PARTNERS, LLC

Name	Citizenship	Position	Business Address
Mark Radzik	United States	Managing Partner	222 West Adams, Suite 1980, Chicago, Illinois 60606
Brian Boorstein	United States	Managing Partner	222 West Adams, Suite 1980, Chicago, Illinois 60606
Peter Lehman	United States	Managing Partner	222 West Adams, Suite 1980, Chicago, Illinois 60606

WESTWOOD CAPITAL LLC

Name	Citizenship	Position	Business Address
Henry Park	United States	Chief Investment Officer and Principal	222 West Adams, Suite 1980, Chicago, Illinois 60606

PAUL M. BLYTHE MINING ASSOCIATES INC.

Name	Citizenship	Position	Business Address
Paul Blythe	Canada	President	4-115 First St., Suite 201 Collingwood Ontario L9Y 4W3

Appendix B

TRANSACTIONS IN THE COMMON SHARES EFFECTED BY THE REPORTING PERSON IN THE LAST 60 DAYS

The following table sets forth all transactions with respect to the Common Shares effected during the past 60 days by any of the Reporting Persons. Except as otherwise noted, all such transactions in the table were effected in the open market, and the table includes commissions paid in per share prices.

Date of Transaction	Shares Purchased (Sold)	Price per Share ($)
December 29, 2015	100	0.34
January 5, 2016	11,400,000	0.3016228

CIVIL COVER SHEET

JS-44 (Rev. 7/13 DC)

I. (a) PLAINTIFFS	DEFENDANTS
TASEKO MINES LIMITED	RAGING RIVER CAPITAL LP et al.
(b) COUNTY OF RESIDENCE OF FIRST LISTED PLAINTIFF 99999 (EXCEPT IN U.S. PLAINTIFF CASES)	COUNTY OF RESIDENCE OF FIRST LISTED DEFENDANT 88888 (IN U.S. PLAINTIFF CASES ONLY) NOTE: IN LAND CONDEMNATION CASES, USE THE LOCATION OF THE TRACT OF LAND INVOLVED
(c) ATTORNEYS (FIRM NAME, ADDRESS, AND TELEPHONE NUMBER) Charles E. Davidow Paul, Weiss, Rifkind, Wharton & Garrison LLP 2001 K Street, NW Washington, D.C. 20006-1047, (202) 223-7380	ATTORNEYS (IF KNOWN)

II. BASIS OF JURISDICTION
(PLACE AN x IN ONE BOX ONLY)

- ○ 1 U.S. Government Plaintiff
- ◉ 3 Federal Question (U.S. Government Not a Party)
- ○ 2 U.S. Government Defendant
- ○ 4 Diversity (Indicate Citizenship of Parties in item III)

III. CITIZENSHIP OF PRINCIPAL PARTIES
(PLACE AN x IN ONE BOX FOR PLAINTIFF AND ONE BOX FOR DEFENDANT) **FOR DIVERSITY CASES ONLY!**

	PTF	DFT		PTF	DFT
Citizen of this State	○ 1	○ 1	Incorporated or Principal Place of Business in This State	○ 4	○ 4
Citizen of Another State	○ 2	○ 2	Incorporated and Principal Place of Business in Another State	○ 5	○ 5
Citizen or Subject of a Foreign Country	○ 3	○ 3	Foreign Nation	○ 6	○ 6

IV. CASE ASSIGNMENT AND NATURE OF SUIT
(Place an X in one category, A-N, that best represents your Cause of Action and one in a corresponding Nature of Suit)

○ A. *Antitrust*

- ☐ 410 Antitrust

○ B. *Personal Injury/ Malpractice*

- ☐ 310 Airplane
- ☐ 315 Airplane Product Liability
- ☐ 320 Assault, Libel & Slander
- ☐ 330 Federal Employers Liability
- ☐ 340 Marine
- ☐ 345 Marine Product Liability
- ☐ 350 Motor Vehicle
- ☐ 355 Motor Vehicle Product Liability
- ☐ 360 Other Personal Injury
- ☐ 362 Medical Malpractice
- ☐ 365 Product Liability
- ☐ 367 Health Care/Pharmaceutical Personal Injury Product Liability
- ☐ 368 Asbestos Product Liability

○ C. *Administrative Agency Review*

- ☐ 151 Medicare Act

Social Security
- ☐ 861 HIA (1395ff)
- ☐ 862 Black Lung (923)
- ☐ 863 DIWC/DIWW (405(g))
- ☐ 864 SSID Title XVI
- ☐ 865 RSI (405(g))

Other Statutes
- ☐ 891 Agricultural Acts
- ☐ 893 Environmental Matters
- ☐ 890 Other Statutory Actions (If Administrative Agency is Involved)

○ D. *Temporary Restraining Order/Preliminary Injunction*

Any nature of suit from any category may be selected for this category of case assignment.

(If Antitrust, then A governs)

◉ E. *General Civil (Other)* **OR** **○ F. *Pro Se General Civil***

Real Property
- ☐ 210 Land Condemnation
- ☐ 220 Foreclosure
- ☐ 230 Rent, Lease & Ejectment
- ☐ 240 Torts to Land
- ☐ 245 Tort Product Liability
- ☐ 290 All Other Real Property

Personal Property
- ☐ 370 Other Fraud
- ☐ 371 Truth in Lending
- ☐ 380 Other Personal Property Damage
- ☐ 385 Property Damage Product Liability

Bankruptcy
- ☐ 422 Appeal 27 USC 158
- ☐ 423 Withdrawal 28 USC 157

Prisoner Petitions
- ☐ 535 Death Penalty
- ☐ 540 Mandamus & Other
- ☐ 550 Civil Rights
- ☐ 555 Prison Conditions
- ☐ 560 Civil Detainee – Conditions of Confinement

Property Rights
- ☐ 820 Copyrights
- ☐ 830 Patent
- ☐ 840 Trademark

Federal Tax Suits
- ☐ 870 Taxes (US plaintiff or defendant)
- ☐ 871 IRS-Third Party 26 USC 7609

Forfeiture/Penalty
- ☐ 625 Drug Related Seizure of Property 21 USC 881
- ☐ 690 Other

Other Statutes
- ☐ 375 False Claims Act
- ☐ 400 State Reapportionment
- ☐ 430 Banks & Banking
- ☐ 450 Commerce/ICC Rates/etc.
- ☐ 460 Deportation
- ☐ 462 Naturalization Application
- ☐ 465 Other Immigration Actions
- ☐ 470 Racketeer Influenced & Corrupt Organization

- ☐ 480 Consumer Credit
- ☐ 490 Cable/Satellite TV
- ☒ 850 Securities/Commodities/ Exchange
- ☐ 896 Arbitration
- ☐ 899 Administrative Procedure Act/Review or Appeal of Agency Decision
- ☐ 950 Constitutionality of State Statutes
- ☐ 890 Other Statutory Actions (if not administrative agency review or Privacy Act)

○ G. *Habeas Corpus/ 2255* ☐ 530 Habeas Corpus – General ☐ 510 Motion/Vacate Sentence ☐ 463 Habeas Corpus – Alien Detainee	○ H. *Employment Discrimination* ☐ 442 Civil Rights – Employment (criteria: race, gender/sex, national origin, discrimination, disability, age, religion, retaliation) *(If pro se, select this deck)*	○ I. *FOIA/Privacy Act* ☐ 895 Freedom of Information Act ☐ 890 Other Statutory Actions (if Privacy Act) *(If pro se, select this deck)*	○ J. *Student Loan* ☐ 152 Recovery of Defaulted Student Loan (excluding veterans)
○ K. *Labor/ERISA (non-employment)* ☐ 710 Fair Labor Standards Act ☐ 720 Labor/Mgmt. Relations ☐ 740 Labor Railway Act ☐ 751 Family and Medical Leave Act ☐ 790 Other Labor Litigation ☐ 791 Empl. Ret. Inc. Security Act	○ L. *Other Civil Rights (non-employment)* ☐ 441 Voting (if not Voting Rights Act) ☐ 443 Housing/Accommodations ☐ 440 Other Civil Rights ☐ 445 Americans w/Disabilities – Employment ☐ 446 Americans w/Disabilities – Other ☐ 448 Education	○ M. *Contract* ☐ 110 Insurance ☐ 120 Marine ☐ 130 Miller Act ☐ 140 Negotiable Instrument ☐ 150 Recovery of Overpayment & Enforcement of Judgment ☐ 153 Recovery of Overpayment of Veteran's Benefits ☐ 160 Stockholder's Suits ☐ 190 Other Contracts ☐ 195 Contract Product Liability ☐ 196 Franchise	○ N. *Three-Judge Court* ☐ 441 Civil Rights – Voting (if Voting Rights Act)

V. ORIGIN

⊙ 1 Original Proceeding ○ 2 Removed from State Court ○ 3 Remanded from Appellate Court ○ 4 Reinstated or Reopened ○ 5 Transferred from another district (specify) ○ 6 Multi-district Litigation ○ 7 Appeal to District Judge from Mag. Judge

VI. CAUSE OF ACTION (CITE THE U.S. CIVIL STATUTE UNDER WHICH YOU ARE FILING AND WRITE A BRIEF STATEMENT OF CAUSE.)

15 U.S.C. s. 78m(d), violation of Section 13(d) of the Securities Exchange Act of 1934

VII. REQUESTED IN COMPLAINT CHECK IF THIS IS A CLASS ACTION UNDER F R C P 23 **DEMAND $** **JURY DEMAND:** Check YES only if demanded in complaint YES ☐ NO ☒

VIII. RELATED CASE(S) IF ANY (See instruction) YES ☐ NO ☒ If yes, please complete related case form

DATE: 2/26/2016 SIGNATURE OF ATTORNEY OF RECORD [signature]

INSTRUCTIONS FOR COMPLETING CIVIL COVER SHEET JS-44
Authority for Civil Cover Sheet

The JS-44 civil cover sheet and the information contained herein neither replaces nor supplements the filings and services of pleadings or other papers as required by law, except as provided by local rules of court This form, approved by the Judicial Conference of the United States in September 1974, is required for the use of the Clerk of Court for the purpose of initiating the civil docket sheet Consequently, a civil cover sheet is submitted to the Clerk of Court for each civil complaint filed Listed below are tips for completing the civil cover sheet These tips coincide with the Roman Numerals on the cover sheet

I. COUNTY OF RESIDENCE OF FIRST LISTED PLAINTIFF/DEFENDANT (b) County of residence Use 11001 to indicate plaintiff if resident of Washington, DC, 88888 if plaintiff is resident of United States but not Washington, DC, and 99999 if plaintiff is outside the United States

III. CITIZENSHIP OF PRINCIPAL PARTIES This section is completed only if diversity of citizenship was selected as the Basis of Jurisdiction under Section II

IV. CASE ASSIGNMENT AND NATURE OF SUIT The assignment of a judge to your case will depend on the category you select that best represents the primary cause of action found in your complaint You may select only one category You must also select one corresponding nature of suit found under the category of the case

VI. CAUSE OF ACTION Cite the U S Civil Statute under which you are filing and write a brief statement of the primary cause

VIII. RELATED CASE(S), IF ANY If you indicated that there is a related case, you must complete a related case form, which may be obtained from the Clerk's Office

Because of the need for accurate and complete information, you should ensure the accuracy of the information provided prior to signing the form

AO 440 (Rev. 06/12) Summons in a Civil Action

UNITED STATES DISTRICT COURT

for the

District of Columbia

TASEKO MINES LIMITED,	)
)
)
)
Plaintiff(s))
v.	)	Civil Action No.
)
RAGING RIVER CAPITAL LP et al.,	)
)
)
)
Defendant(s))

SUMMONS IN A CIVIL ACTION

To: (Defendant’s name and address)	RAGING RIVER CAPITAL LP
222 West Adams, Suite 1980
Chicago, IL 60606

A lawsuit has been filed against you.

Within 21 days after service of this summons on you (not counting the day you received it) — or 60 days if you are the United States or a United States agency, or an officer or employee of the United States described in Fed. R. Civ. P. 12 (a)(2) or (3) — you must serve on the plaintiff an answer to the attached complaint or a motion under Rule 12 of the Federal Rules of Civil Procedure. The answer or motion must be served on the plaintiff or plaintiff’s attorney, whose name and address are:

Charles E. Davidow
PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP
2001 K Street, NW
Washington, DC 20006-1047
(202) 223-7380

If you fail to respond, judgment by default will be entered against you for the relief demanded in the complaint. You also must file your answer or motion with the court.

ANGELA D. CAESAR, CLERK OF COURT

Date:
Signature of Clerk or Deputy Clerk

Civil Action No.

PROOF OF SERVICE

(This section should not be filed with the court unless required by Fed. R. Civ. P. 4 (l))

This summons for (name of individual and title, if any)                                                                                        was received by me on (date)                                               .

☐ I personally served the summons on the individual at (place)
                                                                                                  on (date)                                     ; or

☐ I left the summons at the individual’s residence or usual place of abode with (name)
                                                                                   , a person of suitable age and discretion who resides there, on (date)
                                       , and mailed a copy to the individual’s last known address; or

☐ I served the summons on (name of individual)                                                                                            , who is designated by law to accept service of process on behalf of (name of organization)
                                      on (date)                                       ; or

☐ I returned the summons unexecuted because                                                                                                  ; or

☐ Other (specify):

My fees are $                         for travel and $                         for services, for a total of $0.00.

I declare under penalty of perjury that this information is true.

Date:
Server’s signature

Printed name and title

Server’s address

Additional information regarding attempted service, etc:

2

AO 440 (Rev. 06/12) Summons in a Civil Action

UNITED STATES DISTRICT COURT

for the

District of Columbia

TASEKO MINES LIMITED,	)
)
)
)
Plaintiff(s))
v.	)	Civil Action No.
)
RAGING RIVER CAPITAL LP et al.,	)
)
)
)
Defendant(s))

SUMMONS IN A CIVIL ACTION

To: (Defendant’s name and address)	RAGING RIVER CAPITAL GP LLC
222 West Adams, Suite 1980
Chicago, IL 60606

A lawsuit has been filed against you.

Within 21 days after service of this summons on you (not counting the day you received it) — or 60 days if you are the United States or a United States agency, or an officer or employee of the United States described in Fed. R. Civ. P. 12 (a)(2) or (3) — you must serve on the plaintiff an answer to the attached complaint or a motion under Rule 12 of the Federal Rules of Civil Procedure. The answer or motion must be served on the plaintiff or plaintiff’s attorney, whose name and address are:

Charles E. Davidow
PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP
2001 K Street, NW
Washington, DC 20006-1047
(202) 223-7380

If you fail to respond, judgment by default will be entered against you for the relief demanded in the complaint. You also must file your answer or motion with the court.

ANGELA D. CAESAR, CLERK OF COURT

Date:
Signature of Clerk or Deputy Clerk

Civil Action No.

PROOF OF SERVICE

(This section should not be filed with the court unless required by Fed. R. Civ. P. 4 (l))

This summons for (name of individual and title, if any)                                                                                        was received by me on (date)                                               .

☐ I personally served the summons on the individual at (place)
                                                                                                  on (date)                                     ; or

☐ I left the summons at the individual’s residence or usual place of abode with (name)
                                                                                   , a person of suitable age and discretion who resides there, on (date)
                                        , and mailed a copy to the individual’s last known address; or

☐ I served the summons on (name of individual)                                                                                            , who is designated by law to accept service of process on behalf of (name of organization)
                                      on (date)                                       ; or

☐ I returned the summons unexecuted because                                                                                                  ; or

☐ Other (specify):

My fees are $                         for travel and $                         for services, for a total of $0.00.

I declare under penalty of perjury that this information is true.

Date:
Server’s signature

Printed name and title

Server’s address

Additional information regarding attempted service, etc:

2

AO 440 (Rev. 06/12) Summons in a Civil Action

UNITED STATES DISTRICT COURT

for the

District of Columbia

TASEKO MINES LIMITED,	)
)
)
)
Plaintiff(s))
v.	)	Civil Action No.
)
RAGING RIVER CAPITAL LP et al.,	)
)
)
)
Defendant(s))

SUMMONS IN A CIVIL ACTION

To: (Defendant’s name and address)	GRANITE CREEK PARTNERS, LLC
222 West Adams, Suite 1980
Chicago, IL 60606

A lawsuit has been filed against you.

Within 21 days after service of this summons on you (not counting the day you received it) — or 60 days if you are the United States or a United States agency, or an officer or employee of the United States described in Fed. R. Civ. P. 12 (a)(2) or (3) — you must serve on the plaintiff an answer to the attached complaint or a motion under Rule 12 of the Federal Rules of Civil Procedure. The answer or motion must be served on the plaintiff or plaintiff’s attorney, whose name and address are:

Charles E. Davidow
PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP
2001 K Street, NW
Washington, DC 20006-1047
(202) 223-7380

If you fail to respond, judgment by default will be entered against you for the relief demanded in the complaint. You also must file your answer or motion with the court.

ANGELA D. CAESAR, CLERK OF COURT

Date:
Signature of Clerk or Deputy Clerk

Civil Action No.

PROOF OF SERVICE

(This section should not be filed with the court unless required by Fed. R. Civ. P. 4 (l))

This summons for (name of individual and title, if any)                                                                                        was received by me on (date)                                               .

☐ I personally served the summons on the individual at (place)
                                                                                                  on (date)                                     ; or

☐ I left the summons at the individual’s residence or usual place of abode with (name)
                                                                                   , a person of suitable age and discretion who resides there, on (date)
                                        , and mailed a copy to the individual’s last known address; or

☐ I served the summons on (name of individual)                                                                                            , who is designated by law to accept service of process on behalf of (name of organization)
                                      on (date)                                       ; or

☐ I returned the summons unexecuted because                                                                                                  ; or

☐ Other (specify):

My fees are $                         for travel and $                         for services, for a total of $0.00.

I declare under penalty of perjury that this information is true.

Date:
Server’s signature

Printed name and title

Server’s address

Additional information regarding attempted service, etc:

2

AO 440 (Rev. 06/12) Summons in a Civil Action

UNITED STATES DISTRICT COURT

for the

District of Columbia

TASEKO MINES LIMITED,	)
)
)
)
Plaintiff(s))
v.	)	Civil Action No.
)
RAGING RIVER CAPITAL LP et al.,	)
)
)
)
Defendant(s))

SUMMONS IN A CIVIL ACTION

To: (Defendant’s name and address)	WESTWOOD CAPITAL LLC
222 West Adams, Suite 1980
Chicago, IL 60606

A lawsuit has been filed against you.

Within 21 days after service of this summons on you (not counting the day you received it) — or 60 days if you are the United States or a United States agency, or an officer or employee of the United States described in Fed. R. Civ. P. 12 (a)(2) or (3) — you must serve on the plaintiff an answer to the attached complaint or a motion under Rule 12 of the Federal Rules of Civil Procedure. The answer or motion must be served on the plaintiff or plaintiff’s attorney, whose name and address are:

Charles E. Davidow
PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP
2001 K Street, NW
Washington, DC 20006-1047
(202) 223-7380

If you fail to respond, judgment by default will be entered against you for the relief demanded in the complaint. You also must file your answer or motion with the court.

ANGELA D. CAESAR, CLERK OF COURT

Date:
Signature of Clerk or Deputy Clerk

Civil Action No.

PROOF OF SERVICE

(This section should not be filed with the court unless required by Fed. R. Civ. P. 4 (l))

This summons for (name of individual and title, if any)                                                                                        was received by me on (date)                                               .

☐ I personally served the summons on the individual at (place)
                                                                                                  on (date)                                     ; or

☐ I left the summons at the individual’s residence or usual place of abode with (name)
                                                                                   , a person of suitable age and discretion who resides there, on (date)
                                        , and mailed a copy to the individual’s last known address; or

☐ I served the summons on (name of individual)                                                                                            , who is designated by law to accept service of process on behalf of (name of organization)
                                      on (date)                                       ; or

☐ I returned the summons unexecuted because                                                                                                  ; or

☐ Other (specify):

My fees are $                         for travel and $                         for services, for a total of $0.00.

I declare under penalty of perjury that this information is true.

Date:
Server’s signature

Printed name and title

Server’s address

Additional information regarding attempted service, etc:

2

AO 440 (Rev. 06/12) Summons in a Civil Action

UNITED STATES DISTRICT COURT

for the

District of Columbia

TASEKO MINES LIMITED,	)
)
)
)
Plaintiff(s))
v.	)	Civil Action No.
)
RAGING RIVER CAPITAL LP et al.,	)
)
)
)
Defendant(s))

SUMMONS IN A CIVIL ACTION

To: (Defendant’s name and address)	PAUL M. BLYTHE MINING ASSOCIATES INC.
4-115 First Street, Suite 201
Collingwood, ON, Canada
L9Y 4W3

A lawsuit has been filed against you.

Within 21 days after service of this summons on you (not counting the day you received it) — or 60 days if you are the United States or a United States agency, or an officer or employee of the United States described in Fed. R. Civ. P. 12 (a)(2) or (3) — you must serve on the plaintiff an answer to the attached complaint or a motion under Rule 12 of the Federal Rules of Civil Procedure. The answer or motion must be served on the plaintiff or plaintiff’s attorney, whose name and address are:

Charles E. Davidow
PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP
2001 K Street, NW
Washington, DC 20006-1047
(202) 223-7380

If you fail to respond, judgment by default will be entered against you for the relief demanded in the complaint. You also must file your answer or motion with the court.

ANGELA D. CAESAR, CLERK OF COURT

Date:
Signature of Clerk or Deputy Clerk

Civil Action No.

PROOF OF SERVICE

(This section should not be filed with the court unless required by Fed. R. Civ. P. 4 (l))

This summons for (name of individual and title, if any)                                                                                        was received by me on (date)                                               .

☐ I personally served the summons on the individual at (place)
                                                                                                  on (date)                                     ; or

☐ I left the summons at the individual’s residence or usual place of abode with (name)
                                                                                   , a person of suitable age and discretion who resides there, on (date)
                                        , and mailed a copy to the individual’s last known address; or

☐ I served the summons on (name of individual)                                                                                            , who is designated by law to accept service of process on behalf of (name of organization)
                                      on (date)                                       ; or

☐ I returned the summons unexecuted because                                                                                                  ; or

☐ Other (specify):

My fees are $                         for travel and $                         for services, for a total of $0.00.

I declare under penalty of perjury that this information is true.

Date:
Server’s signature

Printed name and title

Server’s address

Additional information regarding attempted service, etc:

2

AO 440 (Rev. 06/12) Summons in a Civil Action

UNITED STATES DISTRICT COURT

for the

District of Columbia

TASEKO MINES LIMITED,	)
)
)
)
Plaintiff(s))
v.	)	Civil Action No.
)
RAGING RIVER CAPITAL LP et al.,	)
)
)
)
Defendant(s))

SUMMONS IN A CIVIL ACTION

To: (Defendant’s name and address)	PAUL BLYTHE
322 Sunset Boulevard
Thornbury, ON, Canada
N0H 2P0

A lawsuit has been filed against you.

Within 21 days after service of this summons on you (not counting the day you received it) — or 60 days if you are the United States or a United States agency, or an officer or employee of the United States described in Fed. R. Civ. P. 12 (a)(2) or (3) — you must serve on the plaintiff an answer to the attached complaint or a motion under Rule 12 of the Federal Rules of Civil Procedure. The answer or motion must be served on the plaintiff or plaintiff’s attorney, whose name and address are:

Charles E. Davidow
PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP
2001 K Street, NW
Washington, DC 20006-1047
(202) 223-7380

If you fail to respond, judgment by default will be entered against you for the relief demanded in the complaint. You also must file your answer or motion with the court.

ANGELA D. CAESAR, CLERK OF COURT

Date:
Signature of Clerk or Deputy Clerk

Civil Action No.

PROOF OF SERVICE

(This section should not be filed with the court unless required by Fed. R. Civ. P. 4 (l))

This summons for (name of individual and title, if any)                                                                                        was received by me on (date)                                               .

☐ I personally served the summons on the individual at (place)
                                                                                                  on (date)                                     ; or

☐ I left the summons at the individual’s residence or usual place of abode with (name)
                                                                                   , a person of suitable age and discretion who resides there, on (date)
                                        , and mailed a copy to the individual’s last known address; or

☐ I served the summons on (name of individual)                                                                                            , who is designated by law to accept service of process on behalf of (name of organization)
                                      on (date)                                       ; or

☐ I returned the summons unexecuted because                                                                                                  ; or

☐ Other (specify):

My fees are $                         for travel and $                         for services, for a total of $0.00.

I declare under penalty of perjury that this information is true.

Date:
Server’s signature

Printed name and title

Server’s address

Additional information regarding attempted service, etc:

2

AO 440 (Rev. 06/12) Summons in a Civil Action

UNITED STATES DISTRICT COURT

for the

District of Columbia

TASEKO MINES LIMITED,	)
)
)
)
Plaintiff(s))
v.	)	Civil Action No.
)
RAGING RIVER CAPITAL LP et al.,	)
)
)
)
Defendant(s))

SUMMONS IN A CIVIL ACTION

To: (Defendant’s name and address)	Nathan Milikowsky
117 Lyman Road
Chestnut Hill, MA 02467-2824

A lawsuit has been filed against you.

Within 21 days after service of this summons on you (not counting the day you received it) — or 60 days if you are the United States or a United States agency, or an officer or employee of the United States described in Fed. R. Civ. P. 12 (a)(2) or (3) — you must serve on the plaintiff an answer to the attached complaint or a motion under Rule 12 of the Federal Rules of Civil Procedure. The answer or motion must be served on the plaintiff or plaintiff’s attorney, whose name and address are:

Charles E. Davidow
PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP
2001 K Street, NW
Washington, DC 20006-1047
(202) 223-7380

If you fail to respond, judgment by default will be entered against you for the relief demanded in the complaint. You also must file your answer or motion with the court.

ANGELA D. CAESAR, CLERK OF COURT

Date:
Signature of Clerk or Deputy Clerk

Civil Action No.

PROOF OF SERVICE

(This section should not be filed with the court unless required by Fed. R. Civ. P. 4 (l))

This summons for (name of individual and title, if any)                                                                                        was received by me on (date)                                               .

☐ I personally served the summons on the individual at (place)
                                                                                                  on (date)                                     ; or

☐ I left the summons at the individual’s residence or usual place of abode with (name)
                                                                                   , a person of suitable age and discretion who resides there, on (date)
                                        , and mailed a copy to the individual’s last known address; or

☐ I served the summons on (name of individual)                                                                                            , who is designated by law to accept service of process on behalf of (name of organization)
                                      on (date)                                       ; or

☐ I returned the summons unexecuted because                                                                                                  ; or

☐ Other (specify):

My fees are $                         for travel and $                         for services, for a total of $0.00.

I declare under penalty of perjury that this information is true.

Date:
Server’s signature

Printed name and title

Server’s address

Additional information regarding attempted service, etc:

2

AO 440 (Rev. 06/12) Summons in a Civil Action

UNITED STATES DISTRICT COURT

for the

District of Columbia

TASEKO MINES LIMITED,	)
)
)
)
Plaintiff(s))
v.	)	Civil Action No.
)
RAGING RIVER CAPITAL LP et al.,	)
)
)
)
Defendant(s))

SUMMONS IN A CIVIL ACTION

To: (Defendant’s name and address)	Mark Radzik
1064 Laurel Creek Drive
Chesterton, IN 46304-9607

A lawsuit has been filed against you.

Within 21 days after service of this summons on you (not counting the day you received it) — or 60 days if you are the United States or a United States agency, or an officer or employee of the United States described in Fed. R. Civ. P. 12 (a)(2) or (3) — you must serve on the plaintiff an answer to the attached complaint or a motion under Rule 12 of the Federal Rules of Civil Procedure. The answer or motion must be served on the plaintiff or plaintiffs attorney, whose name and address are:

Charles E. Davidow
PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP
2001 K Street, NW
Washington, DC 20006-1047
(202) 223-7380

If you fail to respond, judgment by default will be entered against you for the relief demanded in the complaint. You also must file your answer or motion with the court.

ANGELA D. CAESAR, CLERK OF COURT

Date:
Signature of Clerk or Deputy Clerk

Civil Action No.

PROOF OF SERVICE

(This section should not be filed with the court unless required by Fed. R. Civ. P. 4 (l))

This summons for (name of individual and title, if any)                                                                                        was received by me on (date)                                               .

☐ I personally served the summons on the individual at (place)
                                                                                                  on (date)                                     ; or

☐ I left the summons at the individual’s residence or usual place of abode with (name)
                                                                                   , a person of suitable age and discretion who resides there, on (date)
                                        , and mailed a copy to the individual’s last known address; or

☐ I served the summons on (name of individual)                                                                                            , who is designated by law to accept service of process on behalf of (name of organization)
                                      on (date)                                       ; or

☐ I returned the summons unexecuted because                                                                                                  ; or

☐ Other (specify):

My fees are $                         for travel and $                         for services, for a total of $0.00.

I declare under penalty of perjury that this information is true.

Date:
Server’s signature

Printed name and title

Server’s address

Additional information regarding attempted service, etc:

2

AO 440 (Rev. 06/12) Summons in a Civil Action

UNITED STATES DISTRICT COURT

for the

District of Columbia

TASEKO MINES LIMITED,	)
)
)
)
Plaintiff(s))
v.	)	Civil Action No.
)
RAGING RIVER CAPITAL LP et al.,	)
)
)
)
Defendant(s))

SUMMONS IN A CIVIL ACTION

To: (Defendant’s name and address)	Henry Park
51 Westwood Road
Stamford, CT 06902-1518

A lawsuit has been filed against you.

Within 21 days after service of this summons on you (not counting the day you received it) — or 60 days if you are the United States or a United States agency, or an officer or employee of the United States described in Fed. R. Civ. P. 12 (a)(2) or (3) — you must serve on the plaintiff an answer to the attached complaint or a motion under Rule 12 of the Federal Rules of Civil Procedure. The answer or motion must be served on the plaintiff or plaintiff’s attorney, whose name and address are:

Charles E. Davidow
PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP
2001 K Street, NW
Washington, DC 20006-1047
(202) 223-7380

If you fail to respond, judgment by default will be entered against you for the relief demanded in the complaint. You also must file your answer or motion with the court.

ANGELA D. CAESAR, CLERK OF COURT

Date:
Signature of Clerk or Deputy Clerk

Civil Action No.

PROOF OF SERVICE

(This section should not be filed with the court unless required by Fed. R. Civ. P. 4 (l))

This summons for (name of individual and title, if any)                                                                                        was received by me on (date)                                               .

☐ I personally served the summons on the individual at (place)
                                                                                                  on (date)                                     ; or

☐ I left the summons at the individual’s residence or usual place of abode with (name)
                                                                                   , a person of suitable age and discretion who resides there, on (date)
                                        , and mailed a copy to the individual’s last known address; or

☐ I served the summons on (name of individual)                                                                                            , who is designated by law to accept service of process on behalf of (name of organization)
                                      on (date)                                       ; or

☐ I returned the summons unexecuted because                                                                                                  ; or

☐ Other (specify):

My fees are $                         for travel and $                         for services, for a total of $0.00.

I declare under penalty of perjury that this information is true.

Date:
Server’s signature

Printed name and title

Server’s address

Additional information regarding attempted service, etc:

2

AO 440 (Rev. 06/12) Summons in a Civil Action

UNITED STATES DISTRICT COURT

for the

District of Columbia

TASEKO MINES LIMITED,	)
)
)
)
Plaintiff(s))
v.	)	Civil Action No.
)
RAGING RIVER CAPITAL LP et al.,	)
)
)
)
Defendant(s))

SUMMONS IN A CIVIL ACTION

To: (Defendant’s name and address)	Randy Davenport
2305 Clarington Avenue
North Las Vegas, NV 89081

A lawsuit has been filed against you.

Within 21 days after service of this summons on you (not counting the day you received it) — or 60 days if you are the United States or a United States agency, or an officer or employee of the United States described in Fed. R. Civ. P. 12 (a)(2) or (3) — you must serve on the plaintiff an answer to the attached complaint or a motion under Rule 12 of the Federal Rules of Civil Procedure. The answer or motion must be served on the plaintiff or plaintiff’s attorney, whose name and address are:

Charles E. Davidow
PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP
2001 K Street, NW
Washington, DC 20006-1047
(202) 223-7380

If you fail to respond, judgment by default will be entered against you for the relief demanded in the complaint. You also must file your answer or motion with the court.

ANGELA D. CAESAR, CLERK OF COURT

Date:
Signature of Clerk or Deputy Clerk

Civil Action No.

PROOF OF SERVICE

(This section should not be filed with the court unless required by Fed. R. Civ. P. 4 (l))

This summons for (name of individual and title, if any)                                                                                        was received by me on (date)                                               .

☐ I personally served the summons on the individual at (place)
                                                                                                  on (date)                                     ; or

☐ I left the summons at the individual’s residence or usual place of abode with (name)
                                                                                   , a person of suitable age and discretion who resides there, on (date)
                                        , and mailed a copy to the individual’s last known address; or

☐ I served the summons on (name of individual)                                                                                            , who is designated by law to accept service of process on behalf of (name of organization)
                                      on (date)                                       ; or

☐ I returned the summons unexecuted because                                                                                                  ; or

☐ Other (specify):

My fees are $                         for travel and $                         for services, for a total of $0.00.

I declare under penalty of perjury that this information is true.

Date:
Server’s signature

Printed name and title

Server’s address

Additional information regarding attempted service, etc:

2